UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  May 24, 2006
                                ----------------

                             Kronos Worldwide, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                       1-31763                   76-0294959
-------------------            ------------------          -----------------
 (State or other                 (Commission                 (IRS Employer
 jurisdiction of                  File Number)               Identification
  incorporation)                                                   No.)

             5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697
          ---------------------------------------------- ------------
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------


                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On May 24, 2006, Mr. James W. Brown ceased to hold the positions of vice president and controller of the registrant. Mr. Brown has been appointed vice president, corporate finance for Titanium Metals Corporation, a publicly held corporation related to the registrant ("TIMET").

     (c) On May 24, 2006, Mr. Tim C. Hafer, age 44, was appointed as vice president and controller of the registrant to serve at the pleasure of the registrant's board of directors. From 2003 to May 24, 2006, Mr. Hafer served as director - finance and control of the registrant and of NL Industries, Inc., a publicly held corporation related to the registrant ("NL"). From prior to 2001 to 2003, Mr. Hafer served as an assistant controller of Valhi, Inc., a publicly held parent corporation of the registrant ("Valhi"), and Contran Corporation, a privately held parent corporation of the registrant, NL, TIMET and Valhi ("Contran"). Mr. Hafer is an employee of Contran and provides his services to the registrant under an intercorporate services agreement between Contran and the registrant. For a description of the intercorporate services agreement, see "Certain Relationships and Transactions" in the registrant's 2006 proxy statement ("Proxy Statement") filed with the U.S. Securities and Exchange Commission on April 13, 2006 (SEC File No. 1-31763), which description is incorporated herein by reference.

     On May 24, 2006, Mr. Hafer was also appointed as vice president and controller of NL. For a discussion of potential conflicts of interest of officers who serve more than one corporation, see "Certain Relationships and Transactions" in the Proxy Statement, which discussion is incorporated herein by reference.


Item 7.01 Regulation FD Disclosure.

         The registrant hereby furnishes the information set forth in its press release issued on May 24, 2006, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

              Item No.          Exhibit Index
              ----------        ----------------------------------------
              99.1              Press Release dated May 24, 2006 issued
                                by the registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KRONOS WORLDWIDE, INC.
                                                  (Registrant)




                                                  By:    /s/ A. Andrew R. Louis
                                                         -----------------------
                                                         A. Andrew R. Louis
                                                         Secretary




Date:  May 26, 2006

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated May 24, 2006 issued by the registrant.